                                                                 Exhibit 10.15.3

Record and Return to:
Clinton A. Poff, Esq.
Poff & Bowman LLC
P.O. Box 24
Hawthorne, New Jersey 07507

                        MORTGAGE MODIFICATION AGREEMENT
                        -------------------------------

     This Agreement made as of the first day of May 2001 between

     PAR PHARMACEUTICAL, INC., a New Jersey corporation, located at 1 Ram Ridge Road, Spring Valley, New York 10977 (the "Borrower"); and

     HUDSON UNITED BANK, a New Jersey corporation, having its administrative headquarters at 1000 MacArthur Boulevard, Mahwah, New Jersey 07430, successor in interest to Urban National Bank (the "Bank");

                              W I T N E S S E T H:
                              -------------------

     WHEREAS:

     A. The Borrower executed and delivered to the Bank its promissory note in the original principal amount of $1,340,000.00 dated May 4, 1994 (the "Note");

     B. Such Note is secured by a mortgage dated May 4, 1994 on property commonly known as 2 Ram Ridge Road, shown and designated as Lot 1 on a certain map entitled "Subdivision Map Prepared For Ramapo Development Assoc., Town of Ramapo, Rockland County, New York," made by Ostertag & McDougall, Surveyors, dated August 9, 1974, last revised December 20, 1974, and filed in the Rockland County Clerk's Office on January 14, 1975 as Map No. 4585, which mortgage was recorded in the Rockland County Registrar's Office on May 13, 1994 in Liber 708 Page 1803, etc (the "Mortgage");

     C. The outstanding principal balance of the mortgage obligation is $876,662.81; and

     D. The Borrower has requested and the Bank has agreed to extend the maturity date of the Note secured by the Mortgage from "May 1, 2001" to "May 1, 2014" and to make certain other modifications and amendments to the Note and Mortgage as set forth herein.

     NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Notwithstanding anything to the contrary set forth in the Mortgage, the maturity date of the Note is changed from "May 1, 2001" to "May 1, 2014."

     2. Further, the interest rate payable on the Note for the period from May 1, 2001 through and including April 30, 2006 shall be eight and one-half (8-1/2) percent; commencing May 1, 2006 through and including April 30, 2011 the interest rate payable on the Note shall be at a fixed rate of interest equal to 325 basis points above the interest rate charged by the Federal Home Loan Bank Board of New York on mortgage loans having a maturity of five (5) years rounded up to the nearest one-eighth of one (1/8) percent in effect forty-five (45) days before May 1, 2006; and commencing from May 1, 2011 and continuing until the
Note is paid in full the interest rate payable on the Note shall be at a fixed rate of interest equal to 325 basis points above the interest rate charged by the Federal Home Loan Bank Board of New York on mortgage loans having a maturity of five (5) years rounded up to the nearest one-eighth of one (1/8) percent in effect forty-five (45) days before May 1, 2011.

     3. The Borrower shall be responsible for any and all fees incurred by the Bank in connection with the transactions contemplated by this Agreement including, without limitation, any mortgage recording tax and the fees and disbursements of the Bank's counsel.

     4. The Borrower does hereby affirm and ratify the extent and validity of the Note, the Mortgage and all other documents executed by the Borrower including, but not limited to, any and all commitment letters (all such documents being herein collectively referred to as, the "Loan Documents"). The Borrower hereby confirms that such Loan Documents remain in full force and effect as of the date hereof. The Borrower does hereby represent, warrant and confirm that there are no defenses, set-offs, rights, claims or causes of action of any nature whatsoever which the Borrower has or may assert against the Bank with respect to the Note, the Mortgage securing such Note and/or any of the other Loan Documents.

     5. The undersigned Borrower and Guarantor by executing this Agreement, with respect to any claims arising prior to the date of the execution of this Agreement, expressly waives any and all right to assert a claim, counterclaim or defense against the Bank arising out of or in any way connected with the mortgage transaction between the Bank and the Borrower relating to the mortgaged premises, whether such claim, counterclaim or defense now exists. The foregoing waiver shall apply to any action instituted by any of the undersigned and to any action or proceeding brought against any of the undersigned by the Bank including, without limitation, any action brought in connection with any guarantee executed in connection with the Mortgage.

     6. THE UNDERSIGNED BORROWER BY EXECUTING THIS DOCUMENT ACKNOWLEDGES THAT ITS HAS HAD FULL AND FAIR OPPORTUNITY TO REVIEW THIS AGREEMENT AND THE DOCUMENTS REFERRED TO HEREIN WITH INDEPENDENT COUNSEL OF ITS CHOICE AND THAT IT HAS BEEN INDEPENDENTLY ADVISED AS TO THEIR TERMS AND CONDITIONS WHICH ARE ACCEPTABLE TO IT. FURTHER, IT CONFIRMS THAT IN DELIVERING THIS AGREEMENT TO THE BANK, IT IS NOT RELYING ON ANY PROMISE, COMMITMENT, REPRESENTATION OR UNDERSTANDING, EITHER EXPRESS OR IMPLIED, MADE BY OR ON BEHALF OF THE BANK THAT IS NOT EXPRESSLY SET FORTH HEREIN, THE EXISTING MORTGAGE DOCUMENTS OR THE DOCUMENTS REFERRED TO HEREIN. THE BORROWER BY EXECUTING THIS AGREEMENT ACKNOWLEDGES AND UNDERSTANDS THAT ALL OBLIGATIONS UNDER THE NOTE AND THE MORTGAGE ARE DUE AND PAYABLE ON MAY 1, 2014, UNLESS THE BANK, IN ITS SOLE AND ABSOLUTE DISCRETION, EXTENDS THE MATURITY DATE OF SUCH OBLIGATION AND THAT THE BANK HAS NOT MADE ANY REPRESENTATION THAT IT WILL EXTEND THE MATURITY DATE OF SUCH OBLIGATION.

     7. This Agreement shall be binding on the parties hereto and their successors and assigns or heirs and personal representatives, as the case may be.

     IN WITNESS WHEREOF, the parties have executed this document the day and year first above written.

WITNESS:                                  PAR PHARMACEUTICAL, INC.


/s/ Peter H. Streelman                    by /s/ Dennis J. O'Connor
----------------------                       ----------------------
                                             Dennis J. O'Connor
                                             Vice President, CFO and
                                             Secretary

WITNESS:                                     HUDSON UNITED BANK


/s/ Kristen Hamilton                      by /s/ Peter H. Streelman
--------------------                         ----------------------
                                             Peter H. Streelman
                                             Senior Vice President

     The undersigned guarantor of performance and payment does hereby approve all of the terms of this agreement, does hereby approve the execution and delivery of the agreement by Par Pharmaceutical, Inc. and does hereby acknowledge and confirm its continuing liability and responsibility to Hudson United Bank, with respect to the debt referred to in the agreement in accordance with its guaranty.


WITNESS:                              PHARMACEUTICAL RESOURCES, INC.


/s/ Peter H. Streelman             by /s/ Dennis J. O'Connor
----------------------                ----------------------
                                      Dennis J. O'Connor
                                      Vice President, CFO and
                                      Secretary

STATE OF NEW YORK  )
                      :  SS.:
COUNTY OF ROCKLAND)


     On this 28 day of June, in the year two thousand and one, before me, the
             --
undersigned, personally appeared Dennis J. O'Connor, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed same in his capacity and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument and that such individual made such appearance before the undersigned in the Town of Spring Valley, County of Rockland, State of New York.
                   ----    -------------            --------           --------



                                   /s/ Peter H. Streelman
                                   ----------------------------------
                                   (Signature and Office of
                                   individual taking acknowledgement)

STATE OF NEW YORK  )
                      )  ss.:
COUNTY OF  ROCKLAND   )

     On this 28 day of June, in the year two thousand and one, before me, the
             --
undersigned, personally appeared Peter H. Streelman personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed same in his capacity and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument and that such individual made such appearance before the undersigned in the Town of Spring Valley, County of Rockland, State of New York.
                   ----    -------------



                                   /s/ Kristen Hamilton
                                   ----------------------------------
                                   (Signature and Office of
                                   individual taking acknowledgement)

STATE OF NEW YORK  )
                        :  SS.:
COUNTY OF ROCKLAND)


     On this 28 day of June, in the year two thousand and one, before me, the
             --
undersigned, personally appeared Dennis J. O'Connor, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed same in his capacity and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument and that such individual made such appearance before the undersigned in the Town of Spring Valley, County of Rockland, State of New York.
                   ----    -------------            --------           --------




                                   /s/ Peter H. Streelman
                                   ----------------------------------
                                   (Signature and Office of
                                   individual taking acknowledgement)

                          RESTATED MORTGAGE LOAN NOTE


$1,340,000.00                                            Dated as of May 1, 2001
                                                         Hawthorne, New Jersey


     The undersigned, PAR PHARMACEUTICAL, INC., with an address at One Ram Ridge Road, Spring Valley, New York 10977, promises to pay to the order of Hudson United Bank, successor in interest to Urban National Bank (the "Bank"), having its principal office located at 1000 MacArthur Boulevard, Mahwah, New Jersey, the principal sum of ONE MILLION THREE HUNDRED FORTY THOUSAND and NO/100 (1,340,000.00) DOLLARS as hereinafter provided or so much thereof as may be outstanding, and to pay interest as hereinafter provided on the unpaid principal balance of this Note from time to time, from the date hereof until the principal balance is paid in full.

     1. The unpaid principal balance shall earn interest (i) during the first five (5) years of the term of this Note at the fixed rate of eight and one-half (8-1/2) percent per annum; and (ii) during the next two (2) years of the term hereof at a fixed rate of 8.5% percent per annum; (iii) during the next five (5) years of the term of this Note at a fixed rate of interest equal to eight and one-half (8-1/2) percent per annum; (iv) from May 1, 2006 through and including April 30, 2011 at a fixed rate of interest equal to 325 basis points above the interest rate charged by the Federal Home Loan Bank Board of New York on mortgage loans having a maturity of five (5) years rounded up to the nearest one-eighth of one (1/8) percent in effect forty-five (45) days before May 1, 2006; and (v) from May 1, 2011 until this Note is paid in full at a fixed rate of interest equal to 325 basis points above the interest rate charged by the Federal Home Loan Bank Board of New York on mortgage loans having a maturity of five (5) years rounded up to the nearest one-eighth of one (1/8) percent in effect forty-five (45) days before May 1, 2011.

     2. All computations of interest shall be calculated on the basis of the actual number of days elapsed divided by 360.

     3. Payment of principal shall be made in eighty-three equal consecutive monthly installments of $5,583.33, together with accrued and unpaid interest, commencing on June 1, 1994 and continuing on the first day of each month thereafter until May 1, 2001; and commencing on June 1, 2001 and continuing on the same day of each and every month thereafter, the undersigned shall make a periodic payment of principal and interest until May 1, 2014 (the "Maturity Date") at which time the entire unpaid principal balance of this Note together with all accrued but unpaid interest and all other amounts due under this Note and the Mortgage shall be immediately due and payable. From June 1, 2001 through May 1, 2006, the undersigned shall make a periodic payment and interest of $9,366.05. The periodic payment of principal and interest shall be recalculated on May 1, 2006 and May 1, 2011 based on the new interest rate then in effect, the unpaid principal balance of this Note and the remaining term of this Note.

     4. This Note which replaces and supersedes (but shall not be considered a repayment of) a note of the undersigned dated May 4, 1994 in the original principal amount of $1,340,000.00, (the "Prior Note"). Any and all amounts evidenced by the Prior Note shall hereafter be evidenced by this Note and any accrued but unpaid interest due and owing under the Prior Note shall be payable on the first interest payment date hereunder.

     5. If required by the Bank, on the first day of each month the undersigned shall pay to the Bank one-twelfth (1/12th) of the sum of (a) the taxes on the Mortgaged Premises (as defined below and (b) the aggregate premiums for insurance coverage on the Mortgaged Premises payable within the succeeding twelve months. The Bank shall hold such monies in an escrow account and apply same to the payment of taxes and insurance premiums as same become payable.

     6. As security for the payment of the money owing thereon, as well as the performance of all items and conditions of this Note, the undersigned has delivered to the Bank a first mortgage and security agreement of even date herewith on real property located in the Town of Ramapo, Rockland County, New York (the "Mortgage"). The real property encumbered by the Mortgage are hereinafter referred to as the "Mortgaged Premises." The terms, covenants and conditions of the Mortgage are hereby made a part of this Note, to the extent and with the same effect as if set forth herein at length and the undersigned shall be bound and shall comply with all terms, covenants and conditions of the Mortgage.

     7. The Bank may charge and the undersigned agrees to pay a penalty of five (5) percent of any installment of interest and/or principal of any portion thereof which is not paid within fifteen (15) days after the same become due and payable under this Note.

     8. Notwithstanding the foregoing, the unpaid balance of the principal amount owing hereunder, together with interest thereon, shall immediately become due and payable, at the election of the holder hereof, in the event of:

          (a) A failure to make any payment of principal or interest hereunder within ten (10) days after written notice of such non-payment form the Bank to the undersigned;

          (b) Failure to observe or perform any term, covenant or condition of this Note or the Mortgage (other than with respect to the payment of the principal or interest which shall be governed by (a) above) and, if no other grace period is applicable, within thirty (30) days after written notice of such default from the Ban to the undersigned and/or;

          (c)  Any event of default as defined in the Mortgage.

     9. In the event of default, the Bank shall have the right immediately, and without notice or other action, to set-off against the undersigned's liability to the Bank any money owed by the Bank to the undersigned, whether due or not, and the Bank shall be deemed to have exercised such right of set-off and to have made a charge against any such money immediately upon the occurrence of a default under this Note, even thought the actual book entries may be made at some time subsequent thereto.

     10. In addition to any late payment charge which may be due under this Note, if the debt evidenced hereby is declared immediately due and payable by the Bank pursuant to the provisions of this Note, or the Mortgage, or if the debt evidenced hereby is not paid in full on the Maturity Date, the undersigned shall hereafter pay interest on the principal balance form the date of such declaration or the Maturity Date, as the case may be, until the date the principal balance is paid in full, at the rate per annum (calculated for the actual number of days elapsed on the basis of a 360-day year) equal to five (5) percent per annum above the interest rate then in effect as set forth herein, provided, however, that such interest rate shall in no event exceed the maximum interest rate which the undersigned may by law pay (the "Default Rate").

     11. This Note is subject to the express condition that at no time shall the undersigned by obligated or required to pay interest on the principal balance at the rate which could subject the Bank to either civil or criminal liability as a result of being in excess of the maximum rate which the undersigned is permitted by law to contract or agree to pay. If by the terms of this Note, the undersigned is at any time required or obligated to pay interest on the principal balance at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate and interest payable hereunder shall be computed at such maximum rate and the portion of al prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance.

     12. Upon the continuance of any default in the payment of any installment of interest and/or principal due hereunder, or of any portion thereof, or of any penalty, or upon any default in the performance of any covenant, agreement or conditions contained in the Mortgage within the time limits established in the Mortgage, then at the option of the holder hereof, the whole principal sum with accrued interest shall become and be immediately due and payable without further notice, demand or presentment for payment.

     13. Except as otherwise provided in this Note or the Mortgage, the undersigned and all other parties who at any time may be liable hereon in any capacity, jointly and severally, waive presentment, demand for payment, protest and notice of dishonor of this Note, and authorize the Bank without notice, but only with the consent of the undersigned, to grant extensions in the time of payment of and reduction or increase in the rate of interest on any money owing on this Note.

     14. This Note may be prepaid, at any time, together with interest due to the date of such prepayment, in increments of $25,000.00 without prepayment penalty or additional premium.

     15. The undersigned shall not enter into any additional financing with respect to the Mortgaged Premises during the term of the loan evidenced by this Note.

     16.  The undersigned hereby waives its right to a jury trial.

     17. This Note shall be construed according to and governed by the laws of the State of New Jersey.

     18. This Note may only be modified, amended, changed or terminated by an agreement in writing signed by the Bank and the undersigned. No waiver of any term, covenant or provisions of the Note shall be effective unless given in writing by the Bank and if so given by the Bank shall only be effective in the specific instance in which given.

     19. The undersigned expressly covenants and agrees that it will abide by the terms and conditions of the commitment letter of the Bank to the undersigned dated April 13, 1994, to the extent that such terms and conditions have not been incorporated in this Note or the Mortgage.

     20. No delay n the part of the Bank in exercising any right or remedy under this Note or failure to exercise the same shall operate as a waiver in whole or in part of any such right by or remedy.

     IN WITNESS WHEREOF, the undersigned has hereunto set its hand and seal or caused these presents to be signed by its proper corporate officers and its proper corporate seal to be hereto affixed the day and year first written above.

                                   PAR PHARMACEUTICAL, INC.



                                   by: /s/ Dennis J. O'Connor
                                      -------------------------------
                                      Dennis J. O'Connor
                                      Vice President, CFO and
                                      Secretary

STATE OF NEW YORK  )
                         :  SS.:
COUNTY OF ROCKLAND)


     On this 28 day of June, in the year two thousand and one, before me, the
             --
undersigned, personally appeared Dennis J. O'Connor, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed same in his capacity and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument and that such individual made such appearance before the undersigned in the Town of Spring Valley, County of Rockland, State of New York.
                   ----    -------------            --------           --------



                                   /s/ Peter H. Streelman
                                   ----------------------------------
                                   (Signature and Office of
                                   individual taking acknowledgement)